UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2026

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard
Arlington, VA	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 16, 2026, The AES Corporation (the “Company” or “AES”) completed its previously announced offering of $600,000,000 aggregate principal amount of its 5.200% Senior Notes due 2029 (the “2029 Notes”) and $400,000,000 aggregate principal amount of its 5.750% Senior Notes due 2033 (the “2033 Notes” and, together with the 2029 Notes, the “Notes”). The offering of the Notes was made pursuant to AES’ automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-285715), filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2025. AES has filed with the SEC a prospectus supplement, dated June 11, 2026, together with the accompanying prospectus, dated March 11, 2025 relating to the offer and sale of the Notes.

The public offering price of the 2029 Notes was 99.946% of the principal amount and the public offering price of the 2033 Notes was 99.740% of the principal amount. AES intends to use the net proceeds from the offering to repay existing indebtedness and for general corporate purposes.

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), dated June 11, 2026, among AES and J.P. Morgan Securities, LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters listed in Schedule A to the Underwriting Agreement. The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Notes were issued on June 16, 2026 pursuant to a Senior Indenture, dated as of December 8, 1998 (the “Base Indenture”), as amended and supplemented by a ninth supplemental indenture, dated as of April 3, 2003 (the “Ninth Supplemental Indenture”) and the thirty-second supplemental indenture, dated as of June 16, 2026 (the “Thirty-Second Supplemental Indenture”, and together with the Base Indenture and the Ninth Supplemental Indenture, the “Indenture”), between AES and Deutsche Bank Trust Company Americas, as successor to Wells Fargo Bank, N.A. and Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee.

Interest on the 2029 Notes accrues at a rate of 5.200% per annum and interest on the 2033 Notes accrues at a rate of 5.750% per annum. Interest on each series of Notes is payable on January 15 and July 15 of each year, beginning January 15, 2027. The 2029 Notes will mature on July 15, 2029 and the 2033 Notes will mature on July 15, 2033.

Prior to (i) in the case of the 2029 Notes, June 15, 2029 (one month prior to their maturity date) and (ii) in the case of the 2033 Notes, May 15, 2033 (two months prior to their maturity date), AES may redeem the 2029 Notes and the 2033 Notes at its option, in whole or in part, at any time and from time to time, at the “make whole” redemption price described in the Indenture, plus accrued and unpaid interest thereon to the redemption date. On or after June 15, 2029 and May 15, 2033, with respect to the 2029 Notes and the 2033 Notes, respectively AES may redeem the 2029 Notes and the 2033 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Upon the occurrence of a Tax Credit Event (as defined in the Indenture), the Company may redeem, upon a notice of redemption, the Notes, in whole but not in part, at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), the Company must offer to repurchase the Notes at a price equal to 101.00% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The Indenture also contains covenants, subject to certain exceptions, restricting the ability of the Company to incur debt secured by any Principal Property (as defined in the Indenture) or by the debt or capital stock of any subsidiary held by the Company; to enter into any sale-lease back transactions involving any Principal Property; or to consolidate, merge, convey or transfer substantially all of its assets; as well as other covenants that are customary for debt securities like the Notes. In addition, the Indenture contains customary events of default.

The Base Indenture and Ninth Supplemental Indenture have been incorporated by reference as Exhibit 4.1 and Exhibit 4.2, respectively, to the Registration Statement. The Underwriting Agreement, the Thirty-Second Supplemental Indenture, the form of the 2029 Notes and the form of the 2033 Notes are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

The above description of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the form of Notes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute the Company’s current expectations based on reasonable assumptions. Such forward-looking statements include, but are not limited to, the proposed use of proceeds therefrom and other expected effects of the offering of the Notes. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in AES’ forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the prospectus supplement related to the offering and AES’ filings with the SEC, including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: “Management’s Discussion & Analysis” in AES’ 2025 Annual Report on Form 10-K, in AES’ Quarterly Report on Form 10-Q for the period ended March 31, 2026 and in subsequent reports filed with the SEC. Potential investors are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except where required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 11, 2026, among The AES Corporation and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters

4.1	Thirty-Second Supplemental Indenture, dated June 16, 2026, between The AES Corporation and Deutsche Bank Trust Company Americas, as Trustee

4.2	Form of 5.200% Senior Notes due 2029 (included in Exhibit 4.1)

4.3	Form of 5.750% Senior Notes due 2033 (included in Exhibit 4.1)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The AES CORPORATION

Dated: June 16, 2026	By:	/s/ Stephen Coughlin
	Name: Title:	Stephen Coughlin Executive Vice President and Chief Financial Officer